UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 1, 2005
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue
Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Item 7.01	Regulation FD Disclosure

On September 1, 2005, Kerr-McGee Corporation issued a press release announcing that Dave Hager, chief operating officer, will speak at the Lehman Brothers 2005 CEO Energy/Power Conference on September 7th at 3:05 p.m. EDT. Interested parties can listen to the presentation by logging on to www.kerr-mcgee.com.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated September 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: September 1, 2005